UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
_____________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2022

Allegiant Travel Company
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive
	Las Vegas, NV	89144
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:              (702) 851-7300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	ALGT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 1933 (Section 17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7    Regulation FD

Item 7.01    Regulation FD

Allegiant Travel Company (the “Company”) is issuing this Form 8-K to disclose the current status of the construction of the Sunseeker Resort – Charlotte Harbor (the “Resort”) in light of Hurricane Ian’s destructive path through Florida and Charlotte County, in particular, at the end of September. While access to the site has been limited since the storm and power was out for a period of time, it appears that the Resort was protected to a significant degree by the construction design to have structures built 16 feet above the mean high tide line and by the Company’s decision to install a seawall along the length of the Resort’s boundary with Charlotte Harbor.

The Company has begun and will continue to evaluate damage caused by the Hurricane and has engaged outside specialists, including structural engineers, to evaluate the damage and advise as to the course of action to assure the safe completion of the Resort. The Company maintains robust insurance coverage against damage from hurricanes and will be pursuing claims to recover losses.

The Resort was previously selling rooms for as early as May 2023. Realizing there will be some delays caused by the Hurricane, the Resort has now pushed back the selling date to September 2023. As the extent of the damage is not yet known nor can the Company predict how quickly resources will be available to complete the construction, it is too early to tell whether the delays will be longer or shorter. The Company intends to update investors from time to time as it gains more information about the damage incurred and the time needed to complete the Resort.

The information in this Section 7 of this Current Report on Form 8-K is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of the Company's reports or other filings made with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in this Form 8-K that are not historical facts are forward-looking statements. These statements are based on management's beliefs and assumptions and on information currently available to the Company’s management. Any forward-looking statements are based on information available to the Company today and the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2022	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Gregory C. Anderson
	Name:	Gregory C. Anderson
	Title:	President and Chief Financial Officer